                         SECOND SUPPLEMENTAL INDENTURE


             SECOND SUPPLEMENTAL INDENTURE, dated as of January 10, 1997, among SFX Broadcasting, Inc. (the "Company"), a Delaware corporation, SFX Broadcasting of the Southwest, Inc., a Delaware corporation; SFX Broadcasting of Texas, Inc., a Delaware corporation; SFX Broadcasting of Texas (KRLD), Inc., a Delaware corporation; SFX Broadcasting of Texas (KRLD) Licensee, Inc., a Delaware corporation; SFX Broadcasting of Texas (TSN), Inc., a Delaware corporation; SFX Broadcasting of Texas (TSN), Licensee, Inc., a Delaware corporation; KODA-FM Licensee, Inc., a Delaware corporation; KJQY-FM Licensee, Inc., a Delaware corporation; SFX Broadcasting of Texas (KTCK), Inc., a Delaware corporation; SFX Broadcasting of Texas (KTCK), Licensee, Inc., a Delaware corporation; SFX Broadcasting of the Southeast, Inc., a Delaware corporation; SFX Broadcasting of South Carolina (WMYI), Inc., a Delaware corporation; SFX Broadcasting of South Carolina (WMYI) Licensee, Inc., a Delaware corporation; SFX Broadcasting of Mississippi, Inc., a Delaware corporation; SFX Broadcasting of Mississippi Licensee, Inc., a Delaware corporation; SFX Broadcasting of South Carolina (WSSL), Inc., a Delaware corporation; SFX Broadcasting of South Carolina (WSSL) Licensee, Inc., a Delaware corporation; SFX Broadcasting of Tennessee, Inc., a Delaware corporation; SFX Broadcasting of Tennessee Licensee, Inc., a Delaware corporation; SFX Broadcasting of Jackson, Inc., a Delaware corporation; SFX Broadcasting of Jackson Licensee, Inc., a Delaware corporation; SFX Broadcasting of North Carolina, Inc., a Delaware corporation; SFX Broadcasting of North Carolina Licensee, Inc., a Delaware corporation; SFX Broadcasting of San Diego, Inc., a Delaware corporation; Parker Broadcasting Company, a California corporation; SFX Broadcasting of San Diego Licensee, Inc., a Delaware corporation; SFX Acquisition Corporation, a Delaware corporation; SFX Merger Company, a Delaware corporation; Liberty Broadcasting, Incorporated, a Delaware corporation; Liberty Broadcasting Group Incorporated, a Delaware corporation; Liberty Broadcasting of New York Incorporated, a New York corporation; Liberty Broadcasting of Albany Incorporated, a New York corporation; Liberty Broadcasting of Maryland Incorporated, a Maryland corporation; Liberty Broadcasting of Maryland II Incorporated, a Maryland corporation; WHJJ, Inc., a Rhode Island corporation; WHFS, Inc., a Maryland corporation; WHFM, Inc., a New York corporation; WHCN, Inc., a Connecticut corporation; WHCN-FM, Inc., a Delaware corporation; WSNE, Inc., a Rhode Island corporation; WSNE-FM, Inc., a Delaware corporation; WMXB, Inc., a Virginia corporation; WPYX, Inc., a New York corporation; WHJY, Inc., a Rhode Island corporation; WPOP, Inc., a Connecticut corporation; Musical Heights, Inc., a Maryland corporation; WGNA, Inc., a New York corporation; WGNA-FM, Inc., a New York corporation; WGBB, Inc., a New York corporation; Beck-Ross Communications, Inc., a Delaware corporation; WTRY, Inc., a New York corporation; WXTR, Inc., a Maryland corporation; WYSR, Inc., a Connecticut corporation; WBLI, Inc., a New York corporation; WBLI-FM, Inc., a Delaware corporation; WBAB, Inc., a New York corporation; WZYQ, Inc., a Delaware corporation; WQSI, Inc., a Delaware corporation; Liberty Acquisition Subsidiary Corporation, a Delaware corporation; SFX Broadcasting of Central North Carolina, Inc., a Delaware corporation; and SFX Broadcasting of Hartford, Inc., a Delaware corporation (all of the above entities other than the Company, the "Guarantors"), and The Chase Manhattan Bank (formerly known as Chemical Bank), as trustee under the indenture referred to below (the "Trustee").

                                   RECITALS

       WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of May 31, 1996, providing for the issuance of an aggregate principal amount of $450,000,000 of 10 3/4% Senior Subordinated Notes due 2006 (the "Notes");

       WHEREAS, Section 9.01 of the Indenture provides that, in order to cure defects or inconsistencies in the Indenture, the Indenture may be amended or supplemented without the consent of any Holder of a Note;

       WHEREAS, the Company and the Guarantors wish to amend the Indenture to cure a defect and an inconsistency in Section 4.09 thereof in order to clarify that Subsidiaries of the Company may guarantee Senior Debt of the Company incurred in compliance with the provisions of Section 4.09 of the Indenture; and

       WHEREAS, the Company and the Guarantors hereby covenant and represent that all things necessary have been done to make this Second Supplemental Indenture a legal, valid and binding agreement of the Company and the Guarantors in accordance with the terms hereof and of the Indenture.

       NOW THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH, that, for and in consideration of the premises, it is mutually covenanted and agreed as follows:


                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.  Capitalized Terms.

       Capitalized terms used herein and not otherwise defined herein are used with the respective meanings ascribed to such terms in the Indenture.

SECTION 102.  Effectiveness.

       This Second Supplemental Indenture shall become effective, and shall bind the parties hereto, upon its execution by the parties hereto.


SECTION 103.  Incorporation of Second Supplemental Indenture into Indenture.

       This Second Supplemental Indenture is executed by the Company, the Guarantors and the Trustee pursuant to the provisions of Section 9.01 of the Indenture, and the terms and conditions hereof shall be deemed to be part of the Indenture for all purposes upon the effectiveness of this

Second Supplemental Indenture. The Indenture, as amended and supplemented by this Second Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

SECTION 104.  Effect of Headings.

       The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 105.  Governing Law.

       The internal law of the State of New York shall govern and be used to construe this Second Supplemental Indenture.

SECTION 106.  Counterparts.

       This Second Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 107.  Recitals.

       The recitals contained herein shall be taken as the statements of the Company and the Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture.


                                  ARTICLE TWO

                     AMENDMENTS TO PROVISIONS OF INDENTURE

SECTION 201.  Covenants

       The first paragraph of Section 4.09 of the Indenture is hereby amended in its entirety to read as follows:

             The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired Debt) and that the Company shall not issue any Disqualified Stock and shall not permit any of its Subsidiaries to issue any shares of Preferred Stock; provided, however, that (A) (i) the Company may incur Indebtedness (including Acquired Debt) or issue shares of Disqualified Stock and (ii) the Subsidiaries may guarantee Senior Debt and (B) a Guarantor may issue shares of Preferred Stock (other than shares of Preferred Stock that are convertible into or exchangeable for any other class of Capital Stock) if, in either case, the Company's Debt to Cash

             Flow Ratio at the time of the incurrence of such Indebtedness or the issuance of such Disqualified Stock or the guarantee of such Senior Debt or the issuance of such Preferred Stock, as the case may be, after giving pro forma effect to such incurrence or issuance or guarantee as of such date and to the use of proceeds therefrom as if the same had occurred at the beginning of the most recently ended four full fiscal quarter period of the Company for which internal financial statements are available, would have been no greater than 7.0 to 1.


       IN WITNESS WHEREOF, the parties hereto have executed this Second Supplemental Indenture as of the date first above written.


The Chase Manhattan Bank,            SFX Broadcasting, Inc.
as Trustee

By: /s/  Frank Grippo                By: /s/ Howard J. Tytel
   ----------------------------         --------------------------------------
Name:                                Name: Howard J. Tytel
Title:                               Title:   Executive Vice President


                                     SFX Broadcasting of the Southwest, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President

                                     SFX Broadcasting of Texas, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     SFX Broadcasting of Texas (KRLD), Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     SFX Broadcasting of Texas (KRLD)
                                     Licensee, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     SFX Broadcasting of Texas (TSN), Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President

                                     SFX Broadcasting of Texas (TSN)
                                     Licensee, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     KODA-FM Licensee, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     KJQY-FM Licensee, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President




                                     SFX Broadcasting of Texas (KTCK), Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     SFX Broadcasting of Texas (KTCK)
                                     Licensee, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President

                                     SFX Broadcasting of The Southeast, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     SFX Broadcasting of South Carolina (WMYI),
                                     Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     SFX Broadcasting of South Carolina (WMYI)
                                     Licensee, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     SFX Broadcasting of Mississippi, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President

                                     SFX Broadcasting of Mississippi Licensee,
                                     Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     SFX Broadcasting of South Carolina
                                     (WSSL), Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     SFX Broadcasting of South Carolina (WSSL)
                                     Licensee, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     SFX Broadcasting of Tennessee, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President

                                     SFX Broadcasting of Tennessee Licensee,
                                     Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     SFX Broadcasting of Jackson, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     SFX Broadcasting of Jackson Licensee, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     SFX Broadcasting of North Carolina, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President

                                     SFX Broadcasting of North Carolina
                                     Licensee, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President





                                     SFX Broadcasting of San Diego, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President



                                     Parker Broadcasting Company

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     SFX Broadcasting of San Diego Licensee,
                                     Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President

                                     SFX Acquisition Corporation

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     SFX Merger Company

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     Liberty Broadcasting, Incorporated

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     Liberty Broadcasting Group Incorporated

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:  Executive Vice President


                                     Liberty Broadcasting of New York
                                     Incorporated

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President

                                     Liberty Broadcasting of Albany
                                     Incorporated

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     Liberty Broadcasting of Maryland
                                     Incorporated

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     Liberty Broadcasting of Maryland II
                                     Incorporated

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WHJJ, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WHFS, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President

                                     WHFM, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WHCN, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WHCN-FM, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WSNE, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WSNE-FM, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President

                                     WMXB, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WPYX, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WHJY, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WPOP, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     Musical Heights, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:  Executive Vice President

                                     WGNA, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WGNA-FM, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WGBB, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     Beck-Ross Communications, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WTRY, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President

                                     WXTR, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WYSR, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     W.B.L.I., Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WBLI-FM, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WBAB, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President

                                     WZYQ, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     WQSI, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     Liberty Acquisition Subsidiary Corporation

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     SFX Broadcasting of Central North
                                     Carolina, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President


                                     SFX Broadcasting of Hartford, Inc.

                                     By: /s/ Howard J. Tytel
                                        --------------------------------------
                                     Name: Howard J. Tytel
                                     Title:   Executive Vice President

------------------------------------------------------------------------------



                            SFX BROADCASTING, INC.,


                                        Issuer

                                      to


                           THE CHASE MANHATTAN BANK,

                                        Trustee



                                  ----------

                         SECOND SUPPLEMENTAL INDENTURE

                         Dated as of January 10, 1997


                                Supplemental to

                      Indenture Dated as of May 31, 1996

                                  ---------


                  10-3/4% SENIOR SUBORDINATED NOTES DUE 2006



------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                                                  Page
                                                                  ----
RECITALS..........................................................  2

ARTICLE ONE

       DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION....  2
       Section 101.  Capitalized Terms............................  2
       SECTION 102.  Effectiveness................................  2
       SECTION 103.  Incorporation of Second Supplemental
                       Indenture into Indenture...................  2
       SECTION 104.  Effect of Headings...........................  3
       SECTION 105.  Governing Law................................  3
       SECTION 106.  Counterparts.................................  3
       SECTION 107.  Recitals.....................................  3

ARTICLE TWO

       AMENDMENTS TO PROVISIONS OF INDENTURE......................  3
       SECTION 201.  Covenants....................................  3

Testimonium
Signatures


                                     (ii)